UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DYNATRONICS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DYNATRONICS CORPORATION
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
(801) 568-7000

October 20, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Monday, November 28, 2011 at 3:00 p.m., at the corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting and the Proxy Statement.  In addition to the matters to be voted on, following the meeting there will be a report on our progress and an opportunity for shareholders to ask questions.

After reading the Proxy Statement, please follow the voting instructions in this Proxy Statement to ensure that your shares will be represented.  YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN A PROXY CARD, REGISTER YOUR VOTE BY TELEPHONE, OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of our Annual Report to Shareholders is available on the Company’s website at www.dynatronics.com.  The Annual Report is not a part of the proxy solicitation materials, except to the extent it is incorporated by reference therein.

If you have any questions about the meeting, we invite you to communicate with Bob Cardon, our Vice President of Administration.

Sincerely yours,

/s/ Kelvyn H. Cullimore, Jr.

Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

ii

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DYNATRONICS CORPORATION

The undersigned hereby appoints Kelvyn H. Cullimore, Jr., and Larry K. Beardall, and each of them, as Proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all shares of common stock of Dynatronics Corporation (the Company) held of record by the undersigned on October 10, 2011 (the Record Date), at the Annual Meeting of Shareholders of Dynatronics Corporation to be held at the offices of the Company, 7030 Park Centre Dr., Cottonwood Heights, UT 84121, on November 28, 2011 at 3:00 p.m., local time, or any adjournment thereof.  The undersigned revokes any prior proxy for such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR IDENTIFIED BELOW AND FOR PROPOSAL 2:

1.	ELECTION OF FIVE (5) DIRECTORS TO SERVE FOR A ONE-YEAR PERIOD UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

	Kelvyn H. Cullimore, Jr.	Val J. Christensen, Independent Director
	Larry K. Beardall	Joseph H. Barton, Independent Director
Howard L. Edwards, Independent Director

	_____ FOR ALL	_______WITHHOLD AUTHORITY TO VOTE FOR ALL	__________ FOR ALL EXCEPT

(instructions:  to withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in this space _____________________________________________________________________).

2.	RATIFICATION OF THE APPOINTMENT OF TANNER LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2012:

	________ FOR	________ AGAINST	________ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” PROPOSAL 2.  All Shareholders are urged to attend the meeting in person or by proxy.  Shareholders who do not expect to attend the meeting are requested to sign and date this Proxy and return it in the enclosed envelope.  Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on the stock certificate.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please sign in the full corporate name by President or other authorized officer.  If a partnership, please sign in the partnership name by authorized person.  If these materials were not addressed properly, please indicate your return address.

(Number of Shares Owned)	(Please print or type name exactly as it appears on stock certificate)

(Date)	(Signature)

(Signature of joint owner)

AFTER SIGNING, PLEASE RETURN PROMPTLY TO THE COMPANY IN THE ADDRESSED ENVELOPE ENCLOSED.

iii

DYNATRONICS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held November 28, 2011

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders (“Annual Meeting”) of Dynatronics Corporation, a Utah corporation (the “Company”), will be held at the corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on Monday, November 28, 2011, at 3:00 p.m. Mountain Time for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect five directors to hold office until the next annual meeting of the Company’s shareholders and thereafter until their respective successors have been elected or appointed and qualified;

2.	To ratify on an advisory basis the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2012; and

3.	To transact such other business that properly comes before the Annual Meeting or any adjournment or postponements thereof.

Only shareholders of record at the close of business on Monday, October 10, 2011, are entitled to notice of, and to vote at, this Annual Meeting and any adjournment thereof. It is important that your shares be represented at the meeting.  Please follow the voting instructions in this Proxy Statement, regardless of whether you plan to attend in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bob Cardon
Bob Cardon
Vice President of Administration and Secretary/Treasurer

Cottonwood Heights, Utah
October 20, 2011

IMPORTANT

Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.  Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

DYNATRONICS CORPORATION

PROXY STATEMENT FOR
2011 ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 28, 2011

This Proxy Statement contains information related to the Annual Meeting of Shareholders (“Annual Meeting”) of Dynatronics Corporation, a Utah corporation (“we,” “us,” “our,” the “Company” or “Dynatronics”), to be held at 3:00 p.m. Mountain Time on Monday, November 28, 2011, at our corporate headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah and at any postponements or adjournments thereof.

A form of proxy is furnished with this Proxy Statement to all shareholders of the Company for use at the Annual Meeting.  This proxy is solicited on behalf of the Board of Directors of the Company (the “Board of Directors”).  We will pay the cost of preparing and disseminating this information.  In addition to the solicitation of proxies by use of the mail, our directors, officers and employees may solicit proxies personally or by telephone or facsimile or otherwise.  Management of the Company will not be separately compensated for such solicitation services, although we may reimburse them for their out-of-pocket expenses, if any.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of common stock held by such persons, and we will reimburse such brokerage firms and others for their expenses incurred in connection therewith.

Please register your vote by following the voting instructions in this Proxy Statement or in the Notice of Internet Availability.  Each proxy executed and returned by a shareholder prior to the Annual Meeting will be voted according to the instructions given in the proxy.  Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Annual Meeting and to vote in person.  Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice to our Vice President of Administration, by filing a revoking instrument or a duly executed proxy bearing a later date with our Vice President of Administration, or by attending the Annual Meeting and voting in person.

Important Notice Regarding Internet Availability of Proxy Materials

In accordance with rules approved by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the Company’s proxy materials to shareholders, the Company may now furnish proxy materials to shareholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to shareholders when the materials are available on the Internet.  If your shares are registered directly in your name with Interwest Transfer Company, our transfer agent, you are considered a shareholder of record.  As a shareholder of record of the Company at the close of business on October 10, 2011 (the “Record Date”), you may receive a “full set delivery” of our proxy materials, including this Proxy Statement, our Annual Report to Shareholders, and the form of proxy card (the “Full Set Delivery”) and you may vote in person at the Annual Meeting or you can complete and sign the enclosed proxy card, and return it to the Company by mail.  If you submit a proxy card, we will vote your shares as you direct.  If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.”  If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares.  If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the Nasdaq Stock Market.

You may also receive the Notice of Internet Availability, in which case you will not receive a printed copy of the proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company’s proxy materials and the Company’s Annual Report over the Internet, and to register your vote.  If you receive a Notice of Internet Availability and would still like to receive a printed copy of all of the Company’s proxy materials, including the Proxy Statement and Annual Report, you should follow the instructions below for requesting these materials.

The Company intends to commence distribution of the proxy materials and/or the Notice of Internet Availability to shareholders on or about October 20, 2011.

On or about October 20, 2011, the Company will first make available the proxy solicitation materials at http://dynatronics.com/Portals/0/CorpFiles/ProxyStatement.pdf to all shareholders entitled to vote at the Annual Meeting.  You may also request a printed copy of the proxy solicitation materials and Annual Report by any of the following methods: by telephone at (800) 874-6251; or by sending an e-mail to our Vice President of Administration and Corporate Secretary, Bob Cardon, at BobC@dynatron.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving this Proxy Statement?

A:
We are holding our Annual Meeting to elect the members of our Board of Directors, as described in Proposal One. In addition, we are seeking shareholder advisory approval and ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2012, as more fully described in Proposal Two.

Q:	What do I need to do now?

A:
We urge you to carefully read and consider the information contained in this Proxy Statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement, by telephone, by returning a signed proxy card if you receive one as a shareholder of record of the Company, or by Internet if that option is available to you.

Q:	How do I vote?

A:	You can vote your shares using one of the following methods:

•	Vote by telephone by following the instructions in the Notice of Internet Availability;

•
For those shareholders of record who receive the Full Set Delivery of all printed proxy materials, including a form of proxy card for voting (meaning that you hold your shares in your own name, not in the name of a broker, bank, or nominee), you may complete and sign the proxy card, and return it to the Company by mail; or

•
If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must follow the instructions received from your broker or nominee (the record holder of your shares) to vote your shares.  Please refer to your proxy card or the voting instruction card delivered by your broker, bank or nominee to see if you may submit voting instructions using the Internet or telephone; or

•
You may request a printed copy of the proxy card, Proxy Statement, and Annual Report by following the instructions on the Notice of Internet Availability, then completing, signing, and returning the proxy card to the Company by mail; or

•	You may attend and vote your shares in person at the meeting.

If you use telephone voting as your voting method, you do not need to return a proxy card or voting instruction card.  Unless you are planning to vote in person at the meeting, your vote must be received by 11:59 p.m. Mountain Time, on November 25, 2011.

Even if you submit your vote by one of the first four methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder.  Your vote at the meeting will constitute a revocation of any earlier delivered proxy or voting instructions.

Q:	What happens if I do not vote?

A:
If you are a record holder of your shares and you do not submit a proxy card, vote at the Annual Meeting in person, or register your vote by telephone, your shares will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your shares will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting.  Broker non-votes will also have the same effect as shares not voted at the meeting.

Q:	If my Dynatronics shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?

A:
Under Nasdaq Stock Market rules, your broker, bank, or nominee is not permitted to vote your shares on a discretionary basis with regard to the election of directors; however, your broker may vote your shares on the advisory approval or ratification of our appointment of independent auditor, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Q:	Can I change my vote after I have mailed my signed proxy or direction form?

A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at the Annual Meeting by:

• delivering to our Vice President of Administration a signed notice of revocation;

• granting a new, later-dated proxy, which must be signed and delivered to the Vice President of Administration; or

• attending the Annual Meeting and voting your shares in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee’s directions in order to change your vote or revoke your proxy.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards for a variety of reasons.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What if I object to the proposed transactions? Do I have dissenter’s rights?

A:	No. Dissenter’s appraisal rights are not available for the types of transactions discussed in this Proxy Statement.

Q:	Whom should I call with questions?

A:	If you have any questions about the meeting, require directions to the meeting, or need additional copies of this Proxy Statement or the enclosed proxy card, you should contact:

Dynatronics Corporation
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
Attn: Bob Cardon
Bobc@dynatron.com

VOTING OF SHARES

Our Board of Directors has fixed the close of business on October 10, 2011 as the “Record Date” for determining the shareholders entitled to receive notice of, and to vote at the Annual Meeting.  At the close of business on the Record Date there were 12,792,666 shares of our common stock, no par value, issued and outstanding, each such share entitled to one vote.  Our shares are held by approximately 3,000 shareholders of record.

Voting of Proxies

Your shares will be voted as you direct on your signed proxy card.  If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

1.	FOR the election of the Board of Directors’ nominees for directors listed in this Proxy Statement; and

2.	FOR ratification on an advisory basis of the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2012.

We do not know of any other business that may be presented at the meeting.  If a proposal other than those listed in the Notice is presented at the Annual Meeting, your signed proxy card authorizes the persons named in the proxy to vote your shares on such matters in their discretion.

Vote Required for Approval

A plurality of the shares voting at the Annual Meeting is required to elect directors.  This means that if there are more nominees than the five positions to be filled, the five nominees who receive the most votes will be elected.  In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

All other proposals presented in this Proxy Statement will be approved if the votes cast favoring the action exceed the votes cast opposing the action.  In counting votes on each such matter, abstentions will not be counted as voted for the matter and broker non-votes will be counted as not voted for the matter.  Shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business.  In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.  Abstentions will be counted as “represented” for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose.  Inasmuch as street name holders will have discretionary voting rights with respect to routine Proposal Number Two, ratification of our independent public accounting firm, broker non-votes will also be counted as “represented” for the purpose of determining the presence or absence of a quorum.

Voting
As an alternative to voting in person at the Annual Meeting, or voting by telephone, those shareholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the pre-addressed envelope that will be enclosed with the proxy card, and your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone.  If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Under SEC rules, this Proxy Statement, the form of proxy card, and our 2011 Annual Report to shareholders are available on the Internet. These materials are available at:

http://dynatronics.com/Portals/0/CorpFiles/AnnualReport.pdf
http://dynatronics.com/Portals/0/CorpFiles/ProxyStatement.pdf
http://dynatronics.com/Portals/0/CorpFiles/ProxyCard.pdf

PROXY SOLICITATION

We are soliciting proxies from our shareholders for use by our Board of Directors at our Annual Meeting.  We will pay the cost of solicitation of proxies from our shareholders, including preparation, assembly, printing and mailing of this Proxy Statement and the proxy cards.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners.  We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners.  In addition to solicitation by use of the mail, proxies may be solicited by our management (including our Board of Directors, officers and employees), in person or by telephone, electronic mail, or other means of communication.  No additional compensation for soliciting proxies will be paid to Company management or employees for such services.

PROPOSAL ONE – ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members.  Five directors will be elected at the Annual Meeting.  Directors are elected at each annual meeting of the Shareholders and serve one-year terms until the next annual meeting when their respective successors are duly elected and qualified.  The persons named as proxies in the enclosed proxy intend to vote for the election of each of the following five nominees, unless instructions to the contrary are given in the proxy.  The five nominees for director are Kelvyn H. Cullimore, Jr., Larry K. Beardall, Howard L. Edwards, Val J. Christensen and Joseph H. Barton.  Each of the five nominees is currently serving as a member of our board and has indicated that he is able and willing to continue to serve as a director.  Our Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.  However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxy holders will vote for such nominee or nominees as the Board of Directors may select.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

DIRECTORS AND EXECUTIVE OFFICERS

The names of, and certain biographical information about our directors, as of the Record Date, are set forth below.

Kelvyn H. Cullimore, Jr. Age 55 Director since 1983
Mr. Cullimore has been our Chairman since January 2005 and President and Chief Executive Officer since 1992.  He served as our Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a bachelor’s degree in Financial and Estate Planning.  In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive Vice President and a director of our former parent company.  Mr. Cullimore has served previously on the board of directors of a printing company, lumber company, theater and restaurant company and travel agency.  Mr. Cullimore is a member of the board of the Medical Device Manufacturers Association, a national medical device trade association headquartered in Washington D.C.  He also serves as the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake City, where Dynatronics’ corporate headquarters are located.

Larry K. Beardall Age 55 Director since 1986
Mr. Beardall was appointed as our Executive Vice President in December 1992.  He has been a director and the Vice President of Sales and Marketing since July 1986.  Mr. Beardall joined Dynatronics in February 1986 as Director of Marketing.  He graduated from Brigham Young University with a bachelor’s degree in Finance in 1979.  Prior to his employment with Dynatronics, Mr. Beardall worked with GTE Corporation in Durham, North Carolina as the Manager of Mergers and Acquisitions and then with Donzis Protective Equipment, a supplier of protective sports equipment in Houston, Texas, as National Sales Manager.  He also served on the board of directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis.

Howard L. Edwards* Age 80 Director since 1997
From 1968 to 1995, Mr. Edwards served in various capacities at Atlantic Richfield Company (ARCO) and its predecessor, the Anaconda Company, including Corporate Secretary, Vice President, Treasurer and General Attorney.  Prior to 1968, Mr. Edwards was a partner in the law firm of VanCott, Bagley, Cornwall and McCarthy, in Salt Lake City, Utah.  He graduated from the George Washington University School of Law in 1959 and received a bachelor’s degree in Finance and Banking from Brigham Young University in 1955.

Val J. Christensen* Age 58 Director since 1999
Since December 2008, Mr. Christensen has been the President of EnergySolutions, Inc. (NYSE: ES).  Prior to this appointment, Mr. Christensen served as an Executive Vice President and General Counsel and Corporate Secretary of EnergySolutions, Inc. from May 2006 to December 2008.  From 1989 to 2006, Mr. Christensen served in various executive positions at Franklin Covey Co. (NYSE: FC), a global consulting and training company, eventually as Executive Vice President, General Counsel and Secretary, as well as being a director.  Prior to that, he was a partner at the law firm of LeBoeuf, Lamb, Leiby & MacRae, where he handled commercial litigation and general business matters in the firm’s Salt Lake City office from 1986 to 1989.  He received a B.A and J.D. from Brigham Young University.

Joseph H. Barton* Age 83 Director since 2004
Mr. Barton previously served on the Board of Directors from 1996 to 2002.  Mr. Barton has held various executive positions, including President of J.H. Barton Construction Company, Senior Vice President of Beverly Enterprises, and President of KB Industries, a building and land development company.  Mr. Barton also served as Senior Vice President of GranCare, Inc. from 1989 to 1994.  He received a Civil Engineering degree from the University of California at Berkeley.

* Denotes member of the Audit and Compensation Committees of our Board of Directors.

The following table sets forth data concerning our executive officers as of the Record Date (biographical information regarding executive officers who are also directors is set forth above).

Name	Age	Director or Officer Since	Position with Company

Kelvyn H. Cullimore, Jr.	55	1983	Chairman, President, and CEO
Larry K. Beardall	55	1986	Executive Vice President of Sales and Marketing and Director
Douglas G. Sampson	57	2009	Vice President of Production and R&D
Terry M. Atkinson, CPA	58	2005	Chief Financial Officer
Robert J. Cardon	48	1992	Vice President of Administration, Secretary & Treasurer
Bryan D. Alsop	48	2011	Vice President of Information Technology

Douglas G. Sampson was appointed Vice President of Production and Research and Development in September 2009, replacing Ronald Hatch who retired.  Prior to joining Dynatronics, Mr. Sampson worked for Philips for 29 years.  His positions included executive and management responsibilities in various Philips subsidiaries in Asia and the United States.  From 2002 to 2007, he was Country Manager and Managing Director of NXP Semiconductor, Philips Semiconductor Thailand, where he was primarily responsible for all aspects of the manufacturing and sales operations of that subsidiary.  Most recently, from 2007 to 2008, he served as Vice President of Outsourced Manufacturing for Fairchild Semiconductors in Singapore.  Mr. Sampson earned a Master of Business Administration degree from the University of New Mexico, Anderson School of Management.  He also holds a Bachelor’s of Science degree in electronics engineering technology from Brigham Young University, and an Associate’s Degree in electronics engineering technology from Brigham Young University Idaho (formerly Ricks College).

Terry M. Atkinson was appointed Chief Financial Officer in January 2005.  He previously served as our Controller from 1994 to 2004.  Prior to joining Dynatronics, Mr. Atkinson worked as the Controller of Southern American Insurance Company from 1988 to 1994.  From 1985 to 1988, he served as the Controller at Doxey-Hatch Medical Center.  From 1980 to 1985, Mr. Atkinson worked as a certified public accountant in public accounting with the accounting firms of Gothard and Company and Wursten Lewis & Bunker in Salt Lake City.  He received his CPA license in Utah in 1983.

Robert J. Cardon was appointed Vice President of Administration in March 2007.  He has served as our Corporate Secretary since 1992 and was named Treasurer in 2004.  From 1992 until 2005, Mr. Cardon also served as Secretary/Treasurer of ITEC.  From 1987 to 1988, Mr. Cardon was employed as a registered representative of an investment-banking firm.  He received his Bachelor of Arts degree in 1987 and his Master of Business Administration degree in 1990, both from Brigham Young University.

Bryan D. Alsop was appointed Vice President of Information Technology in July 2011.  He served as a consultant to Dynatronics in early 2009 and joined the Company later that year as the director of information technology.   From 2000 to 2008, Mr. Alsop served as director of information technology at Bear River Mutual Insurance, where he was responsible for all aspects of the IT department as a member of the executive management team. Previously, he worked for such companies as Aetna Healthcare, McKesson, ITT Defense, Evans & Sutherland, and Sony Pictures Entertainment.  He received his Bachelor of Arts degree in 1991 from California State University – Northridge.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Directors hold office until the next annual meeting of shareholders and until their successors have been elected or appointed and duly qualified.  Vacancies on the Board of Directors which are created by the retirement, death, resignation or removal of a director, or by an increase in the number of directors, may be filled by the vote of the remaining members of the Board of Directors, with such new director serving the remainder of the term of the retiring, deceased, resigning or removed director or until his successor shall be elected and qualify.

Independence

We continue to monitor the rules and regulations of the SEC and the Nasdaq Stock Market to ensure that a majority of our Board of Directors remain “independent” directors.  Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Mr. Edwards, Mr. Christensen and Mr. Barton is independent within the meaning of the applicable Nasdaq Marketplace Rules.  This means that the Board of Directors has determined that those directors (1) are not officers or employees of Dynatronics or its subsidiary and (2) have no direct or indirect relationship with Dynatronics that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.  As a result, the Board of Directors has determined that we have a majority of independent directors as required by the Nasdaq Marketplace Rules.

Committees

Our Board of Directors has two standing committees: the Compensation Committee and the Audit Committee, each comprised solely of independent directors.  The Board of Directors does not have a standing nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors.  For further information on director nominations, see “Director Nominations,” below.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees.  The Compensation Committee does not have a separate charter.  In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option awards to those individuals.  Additionally, the Compensation Committee administers our stock plans and reviews and approves the structure of our bonus plans.  The following independent directors constituted the Compensation Committee for the fiscal year ended June 30, 2011 and continue to function as such as of the date of this Proxy Statement:  Val J. Christensen (committee chairman), Howard L. Edwards and Joseph H. Barton.  The Compensation Committee held two meetings during the fiscal year ended June 30, 2011.  All members of the committee attended at least 75% of all meetings of the Compensation Committee.

Audit Committee

The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“Exchange Act”) is comprised of the following independent directors: Howard L. Edwards (committee chairman), Joseph H. Barton and Val J. Christensen. The Board of Directors has determined that each member of the Audit Committee (i) is independent, (ii) meets the financial literacy requirements of the Nasdaq Marketplace Rules, and (iii) meets the enhanced independence standards established by the SEC, and that Mr. Edwards qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.

The Audit Committee is primarily concerned with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee, that reflects standards and requirements adopted by the SEC and the Nasdaq Stock Market.  The Audit Committee Charter can be found on our website, www.dynatronics.com, in the “Company Information, Investor Relations, Company Policies” section.  The Audit Committee held four meetings during the fiscal year ended June 30, 2011.  Each member of the Audit Committee attended at least 75% of the Audit Committee’s meetings.

According to its charter, the Audit Committee’s duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of their audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.

Meetings of the Board of Directors

There were six regular meetings of the Board of Directors held during the fiscal year ended June 30, 2011.  No director attended fewer than 75% of all meetings of the Board of Directors during the fiscal year.

Although the Board of Directors does not have a formal policy regarding director attendance at the Annual Meeting of Shareholders, the Board of Directors encourages all directors and director nominees to attend the Annual Meeting.

Executive Sessions of Independent Directors

The independent directors meet in executive session at scheduled times during the year.  Mr. Christensen presides at these meetings as lead independent director.  If Mr. Christensen is unable to participate, another non-management director designated by the remaining independent directors will preside at these meetings.  During the year ended June 30, 2011, the independent directors met in executive session on one occasion, with each independent director in attendance.

Board Leadership Structure and Role in Risk Oversight

Currently, Kelvyn H. Cullimore, Jr. serves as our Chairman of the Board of Directors, and as Chief Executive Officer.  The Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders.

The Board of Directors believes that the traditional practice of combining the roles of Chairman of the Board and Chief Executive Officer currently provides the preferred form of leadership for the Company.  Given Mr. Cullimore’s long tenure and vast experience with the Company, the tremendous respect which he has earned from employees, business partners and shareholders, as well as other members of the medical device manufacturers industry, and his proven leadership skills, the Board of Directors believes the best interests of the Company’s shareholders are met by Mr. Cullimore’s continued service in both capacities.  The Board of Directors also believes that Mr. Cullimore’s fulfillment of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for the Company’s employees and other stakeholders.

Given the outstanding experience and qualifications the Company’s directors contribute to the Board’s activities, the Company has implemented a number of practices designed to encourage effective corporate governance.  These practices include:

•	the requirement that at least a majority of the Company’s directors meet the standards of independence applicable to the Company;

•
the appointment of Val J. Christensen as lead independent director, who is empowered to schedule and conduct meetings of the independent directors, communicate with the Chairman of the Board, disseminate information to the Board and raise issues with management on behalf of the independent directors when appropriate;

•
executive sessions of the independent members of the Board of Directors and committee meetings which include individual sessions with representatives of the Company’s independent registered public accounting firm, as well as the Company’s CFO and CEO; and

•	performance evaluations of the Company’s Chief Executive Officer by the Compensation Committee.

The Company’s management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks.  The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings.  In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board of Directors.  In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  The independent members of the Board of Directors oversee risk management related to the Company’s corporate governance practices and the Company’s executive compensation plans and arrangements.  These specific risk categories and the Company’s risk management practices are reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.

Communications with the Board of Directors

Shareholders may communicate directly with our Board of Directors by writing to them at Board of Directors, c/o Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.  All communications received in this manner will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors; after which they will be forwarded to the director or directors to whom addressed, except for communications that are (1) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.

Code of Conduct and Ethics

We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of the Exchange Act and as a “code of business conduct and ethics” within the meaning of the Nasdaq Marketplace Rules.

All of our directors, officers and employees must act in accordance with our Code of Business Ethics.  Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.  In addition, our Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Code of Business Ethics is available on our website at www.dynatronics.com, in the “Company Information, Investor Relations, Company Policies” section.  A copy may also be obtained by writing to the Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Compensation Committee Interlocks and Insider Participation

No member of our Board of Directors is employed by us except for Mr. Cullimore, Jr., who is employed as our President and Chief Executive Officer, and Mr. Beardall, who is employed as our Executive Vice President.  None of our executive officers serves on the board of directors of another entity whose executive officers serve on the Compensation Committee of our Board of Directors.  No officer or employee of Dynatronics participated in deliberations of our Compensation Committee concerning executive officer compensation.

Family Relationships

None of the directors or executive officers is related by blood, marriage or adoption.

PROPOSAL TWO – RATIFICATION OF
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm Tanner LLC to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2012.  The shareholders have been asked to ratify this appointment on an advisory basis.  Ratification of the selection or appointment of the independent auditors of the Company is not required, however, if the shareholders fail to ratify its selection, the Audit Committee may reconsider its decision.  Even if the selection of the independent auditors is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests.

Representatives of Tanner LLC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Financial Information Systems Design and Implementation Fees

We did not engage Tanner LLC to provide any professional services in connection with (i) operating or supervising the operation of our information system or managing our local area network or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information, that is significant to our financial statements taken as a whole.

Audit Fees

The aggregate fees billed by Tanner LLC for professional services rendered for the fiscal year ended June 30, 2011 and the fiscal year ended June 30, 2010 in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the periods then ended, totaled approximately $114,000 and $128,000, respectively.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Registered Public Accounting Firm

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee

To the Board of Directors:

The Audit Committee reviewed and discussed Dynatronics’ audited financial statements for the fiscal year ended June 30, 2011 with our management.  The Audit Committee discussed with Tanner LLC, our independent public accounting firm for the fiscal year ended June 30, 2011, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditors Communication with Those Charged with Governance.  The Audit Committee also received the written communication from Tanner LLC required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed the independence of Tanner LLC with them.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board of Directors that Dynatronics’ audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 filed with the SEC on September 28, 2011.

Respectfully submitted:

THE AUDIT COMMITTEE

Howard L. Edwards, Chairman
Val J. Christensen
Joseph H. Barton

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL TWO
RATIFYING THE SELECTION OF TANNER LLC AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Voting Securities and Principal Shareholders

The following tables contain information as of the Record Date with respect to beneficial ownership of shares of our common stock, for (1) all persons known to be holders of more than 5% of our voting securities, (2) each director, (3) each Named Executive Officer in the Summary Compensation Table of this Proxy Statement holding office on the Record Date, and (4) all executive officers and directors as a group.  Unless noted otherwise, we believe each person named below has sole voting and investment power with respect to the shares indicated.  Unless otherwise indicated, the address of the shareholder is the address of our principal executive office, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Holders of Greater than 5% of Voting Securities

Name of Beneficial Owner	Number of Shares(1)		Percent of Class

John Rajala	1,154,938	(2)	9.0%
12 Red Maple Place
Danville, CA 94506

Donald G. Whittington	818,000		6.4%
3707 Spring Hill Lane
Sugarland, TX 77479

Stephen Cyman	776,136		6.1%
50760 Metzen Dr.
Chesterfield, MI 48051

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of the Record Date.  Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes 1,154,938 shares owned by a family trust.

Security Ownership of Management

Name of Beneficial Owner	Number of Shares(1)		Percent of Class

Directors & Exec. Officers
Kelvyn H. Cullimore, Jr.	601,780	(2)	4.7%
Larry K. Beardall	440,588	(3)	3.4%
Howard L. Edwards	119,553	(4)	*
Joseph H. Barton	63,553	(5)	*
Val J. Christensen	54,553	(6)	*

Other Executive Officers
Douglas G. Sampson	-		*
Robert J. Cardon	83,500	(7)	*
Terry M. Atkinson	50,000	(8)	*
Bryan D. Alsop	-		*

All executive officers and
directors as a group (9 persons)	1,413,527		10.8%

*
Represents less than one percent of the outstanding shares of common stock, including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days of the Record Date.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of the Record Date.  Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes 481,780 shares owned directly, 50,000 shares owned by Mr. Cullimore’s wife, and options for the purchase of 70,000 shares.

(3)
Includes 175,588 shares owned directly, 200,000 shares of restricted common stock that vests at 20,000 shares annually beginning on March 1, 2012 for ten years, and options for the purchase of 65,000 shares.

(4)	Includes 95,553 shares owned directly and options for the purchase of 24,000 shares.

(5)	Includes 36,553 shares owned directly and options for the purchase of 27,000 shares.

(6)	Includes 33,553 shares owned directly and options for the purchase of 21,000 shares.

(7)	Includes 43,500 shares owned directly and options for the purchase of 40,000 shares.

(8)	Includes 10,000 shares owned directly and options for the purchase of 40,000 shares.

Equity Compensation Plans

We have two equity compensation plans, the Amended and Restated 1992 Stock Option Plan (the “1992 Plan”) and the 2005 Equity Incentive Plan (the “2005 Plan”).  Both plans were approved by our shareholders.  Nonstatutory and statutory options and other awards have been granted to our employees, officers, directors and consultants under these plans.  The Compensation Committee of our Board of Directors administers both plans.  As of June 30, 2011, options for the purchase of 534,412 shares are exercisable and outstanding under these plans.

With the adoption of the 2005 Plan, our Board of Directors determined that no further awards would be granted under the 1992 Plan.  As of June 30, 2011, a total of 832,870 shares were available for issuance through options or awards yet to be granted under the 2005 Plan.  During the fiscal year ended June 30, 2011, each of the three independent directors received 2,532 shares of restricted common stock under the 2005 Plan.

The following table sets forth information as of June 30, 2011 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,133,462	$1.09	832,870
Equity compensation plans not approved by security holders	-	-	-
Total	1,133,462		832,870

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by or paid to, our Chief Executive Officer and Chief Financial Officer during the fiscal years ended June 30, 2011 and 2010 and our three other highest paid executive officers earning in excess of $100,000 for services rendered in all capacities (collectively, the “Named Executive Officers”) who were serving in such capacities as of June 30, 2011.

Name and principal position	Year ended June 30,	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non- equity incentive plan compen- sation ($)	Non- qualified deferred compen- sation earnings ($)	All other compen- sation ($) (Note 1) (i)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Kelvyn H. Cullimore, Jr.,	2011	$175,439	$2,500	-	-	-	-	$18,667	$196,606
Chairman, President and CEO	2010	$171,635	$16,500	-	-	-	-	$23,047	$211,182

Terry M. Atkinson,	2011	$85,000	$3,500	-	-	-	-	$11,265	$99,765
CPA Chief Financial Officer	2010	$83,365	$6,000	-	-	-	-	$10,811	$100,176

Larry K Beardall,	2011	$161,476	$7,385	$174,000	-	-	-	$21,053	$189,914
Executive Vice President	2010	$156,923	$16,500	-	-	-	-	$20,965	$194,388

Douglas Sampson	2011	$84,616	$3,500	-	-	-	-	$11,011	$99,127
VP of Operations	2010	$91,385	-	-	-	-	-	$10,504	$101,889

Robert J. Cardon	2011	$87,000	$6,000	-	-	-	-	$17,566	$110,566
VP Administration Secretary/Treasurer	2010	$85,327	$6,000	-	-	-	-	$16,499	$107,826

(1)
For each of the individuals listed in the table above, “All Other Compensation” includes but is not limited to perquisites including the dollar value of insurance premiums paid with respect to health and dental insurance, and life insurance for the benefit of the Named Executive Officer, use of Company paid automobile, and cellular phone.

Outstanding Equity Awards as of Fiscal Year-End 2011

The following table summarizes the outstanding equity awards held by our Named Executive Officers as of June 30, 2011:

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($) (j)
Kelvyn H.	40,000	-	-	$1.72	5/24/15	-	-	-	-
Cullimore, Jr. Principal Executive Officer	30,000	-	-	$1.42	11/22/15	-	-	-	-

Larry K. Beardall	-	-	-	-	-	200,000	294,000	200,000	294,000
	40,000	-	-	$1.72	5/24/15		-	-	-
	25,000			$1.42	11/22/15	-	-	-	-

Terry M. Atkinson, CPA Principal Financial Officer	40,000	-	-	$1.72	5/24/15	-	-	-	-

Robert J. Cardon	40,000	-	-	$1.72	5/24/15	-	-	-	-
		10,000	-	$.97	5/1/18	-	-	-	-

Director Compensation

Members of the Board of Directors who are employed by and receive remuneration as officers of Dynatronics are paid $100 per meeting for attendance at regular and special meetings of the Board of Directors.

Non-employee, non-executive directors are paid an annual fee of $14,000.  In addition, independent directors receive $1,000 annually for participating on each board committee and receive $2,000 in restricted stock awards.  The Chairman of the Audit Committee receives an additional $2,000 for serving as the Committee Chairman and “financial expert.”  Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or attendance at Board of Directors and committee meetings.

The following table summarizes the compensation paid during the fiscal year ended June 30, 2011 to our non-employee directors.

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
Howard L. Edwards	$18,000	$2,000	-	-	-	-	$20,000
Val J. Christensen	$16,000	$2,000	-	-	-	-	$18,000
Joseph H. Barton	$16,000	$2,000	-	-	-	-	$18,000

During the year ended June 30, 2011, we granted 200,000 shares of stock to Larry K. Beardall under a long-term incentive plan with 20,000 shares vesting each year over a ten-year period.  We have never granted stock appreciation rights.

Compensation Discussion and Analysis

The Compensation Committee oversees our executive compensation program and reviews all compensation decisions relating to our executive officers. The Compensation Committee evaluates both performance and compensation to ensure that we are able to attract and retain the best possible employees in key positions and that the compensation provided to key employees remains competitive with the compensation provided to employees of our peer group comprised of companies of comparable revenue and market capitalization in the diversified high technology market.  The following is a discussion of our compensation program for compensation of our Named Executive Officers and directors.

Compensation Program Objectives

Executive compensation is determined by several factors.  The following are the main objectives of our executive compensation program as determined by the Compensation Committee:

•	Retention of qualified officers.

•
Providing overall corporate direction for the officers and also to provide direction that is specific to officer’s respective areas of authority.  The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

•	Providing a performance incentive for the officers.

The compensation program is designed to reward the officers in the following areas:

•	Achievement of specific goals

•	Creativity in the form of innovative ideas and analysis for new programs and projects

•	New program implementation

•	Attainment of company goals, budgets, and objectives

•	Results-oriented determination and organization

•	Positive and supportive direction for company personnel

The Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer.  The discussions of compensation practices and policies are of historical practices and policies.  Our Board of Directors and the Compensation Committee expect to continue these policies and practices, but will reevaluate the practices and policies as they consider advisable.

The principal elements of our executive compensation program include:

•	Base salary

•	Performance bonus

•	Stock options and stock awards

•	Employee benefits in the form of:

	o	health and dental insurance
	o	life insurance

•	Other benefits including use of Company automobile and cell phone

Base salary

Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified Named Executive Officers.  The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the executive officer. In determining the salary of the executive officers, the Compensation Committee considered the comparable salary levels provided by various published executive compensation survey reports for the medical device industry.

Performance bonus

Bonuses are based on company performance.  A percentage formula based on our pre-tax profit is used in determining the performance bonus for the executive officers.

Stock options and stock awards

Stock ownership is provided to enable executive officers to participate in our success.  The direct or potential ownership of stock is expected to provide the incentive to expand the involvement of the executive officer to include, and therefore be mindful of, the perspective of our shareholders.

Employee benefits

Employee benefits for the executive officers are selected to provide security.  Most notably, insurance coverage for health, life, and disability are intended to provide a level of protection that will enable the executive officers to function without having the distraction of having to manage undue risk.  The health insurance also provides access to preventative medical care which will help the executive officers function at a high energy level, manage job related stress, and contribute to the overall well being of the executive officers, all of which contribute to an enhanced job performance.

Other benefits

Other employee benefits such as cell phones and auto usage are directly related to job functions and contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

As discussed above, the Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer.  As a general rule, base salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions.  Typically, stock options are based on the current market value of the underlying common shares and how that will contribute to the overall compensation of the executive officer.  Consideration is also given to the fact that the option has the potential for an appreciated future value.  As such, this future value may in fact be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the executive officer.

Accordingly, in determining our compensation program, as well as setting the compensation for each executive officer, the Compensation Committee attempts to attract the interest of the executive officer within the constraints of a compensation package that is fair and equitable to all parties involved.

Compensation Committee Report

To the Board of Directors:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

Val J. Christensen, Chairman
Howard L. Edwards
Joseph H. Barton

Employment Agreement

We believe it is in our best interests to secure the services of key executives and that it is appropriate to provide these executives with protection should their employment with Dynatronics be terminated under certain circumstances.  Therefore, we have entered into a written employment contract with Larry K. Beardall, our Executive Vice President.  This agreement was approved by the Compensation Committee.  The Compensation Committee currently is negotiating new employment agreement with Kelvyn H. Cullimore, Jr., our Chairman, President and CEO.  The compensation package under Mr. Beardall’s contract, entered into in March 2011, includes a salary, an auto allowance, an annual bonus based on pre-tax operating profit (at rates established by the Compensation Committee), and stock and/or stock options granted under our 2005 Equity Incentive Plan and the 1992 Stock Option Plan, as amended and restated.  He also receives other welfare and employee benefits that are standard in such agreements, including, by way of example, health insurance, paid vacation and Company-paid life insurance.  The contract also contains a provision granting the executives certain rights and protections in the event of a change in control.  It is anticipated that Mr. Cullimore employment agreement, when finalized, will contain similar benefits as described above.

As defined in Mr. Beardall’s employment contract, a “change of control” will occur in transactions such as an acquisition of Dynatronics through a purchase of shares or assets, or by merger, in which any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power of our then outstanding voting securities; or the composition of the Board of Directors is changed such that the former members of the Board of Directors cease to constitute at least a majority of the Board of Directors; or our shareholders approve an agreement for the sale or disposition by us of all or substantially all of our assets.

If a change of control occurs and the employment of Mr. Beardall is terminated within 18 months thereof, he is to be paid a lump sum of $400,000.  All stock options, stock awards, warrants and other similar rights granted by us to Mr. Beardall prior to termination will immediately and entirely vest and will be immediately delivered to the executive without restriction or limitation of any kind (except for normal transfer restrictions required by law).  The agreement also provides that we will transfer to Mr. Beardall title, free and clear of all encumbrances, to either (i) the Company-owned vehicle used by the executive at the time of termination, or (ii) a vehicle of substantially similar market value.

Mr. Beardall’s employment contract terminates upon his death or disability or termination of his employment for cause.  The employment contract also contains covenants against competition by the executive during the term of his employment and for two years after the termination of his employment for any reason.

401(k) Plan

Dynatronics has adopted a 401(k) plan.  Employees who are 20 years of age or older and have completed at least six months of service with us are eligible to participate in the 401(k) plan.

Eligible employees may make contributions to the 401(k) plan in the form of salary deferrals of up to 20% of total compensation, not to exceed $16,500, the maximum allowable amount of salary deferrals for calendar year 2011.  We match annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

Participants in the 401(k) plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions.  Amounts deferred by Named Executive Officers in the 401(k) plan, along with the 25% matching contributions, are included under “Other Compensation” in the Summary Compensation Table.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transaction Review

We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board of Directors.  Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our Board of Directors or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•
The fact of such common directorship or financial interest is disclosed or known by our Board of Directors or committee and noted in the minutes, and our Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•
The fact of such common directorship or financial interest is disclosed to or known by the shareholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares of common stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of shareholders); or

•	The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

Transactions with Related Parties

We rent office and warehouse space in Pleasanton, California from the Rajala Family Trust, a shareholder of Dynatronics.  The monthly lease payment is $9,000 and the lease term is renewable annually.  In addition, we rent office and warehouse space in Detroit, Michigan from Steve Cyman, a shareholder of the Company.  The monthly lease payment is $3,500 and the lease automatically renews on a semi-annual basis unless it is terminated.  These shareholders are the former owners of two of the dealerships acquired on June 30 and July 2, 2007.  As part of the purchase price for their distribution companies, the Rajala Family Trust and Steve Cyman were paid with shares of Dynatronics common stock and each currently holds 5% or more of our outstanding common stock.  Management believes that the monthly rental payments for each facility are comparable to or below market rates for similar properties.  The Company has agreed to repurchase up to $100,000 of Dynatronics common stock from Mr. Rajala and from Mr. Trolio annually for three years at full market value of the stock price.

Except as described above and in this Proxy Statement under the captions, “Employment Contracts” and “Salary Continuation Plan,” during the two years ended June 30, 2011, Dynatronics was not a party to any transaction in which any director, executive officer or shareholder holding more than 5% of the issued and outstanding common stock had a direct or indirect material interest.

CONSIDERATION OF DIRECTOR NOMINEES

Director Nominations

Our Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors.  The Board of Directors believes that, because of our relatively small size, and because of the historically few and infrequent vacancies on the Board of Directors, it is in our best interest to permit all of the independent directors to fully participate in the director nomination process.  The Board of Directors has adopted a nominations process that provides that the independent directors, acting by a majority vote, are authorized to recommend individuals as nominees to the Board of Directors.

The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board of Directors for nominations to fill vacancies on the Board of Directors, and for selecting the nominees to be elected by our shareholders at each annual meeting.

Director Qualifications

The independent directors have established certain criteria they consider as guidelines in considering nominations to the Board of Directors.  These criteria include: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with us or our operations, and the availability and willingness to devote sufficient time to the duties of a director; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in our industry and with relevant social policy concerns; (d) experience as a board member of another publicly-held company; (e) academic expertise in an area of our operations; and (f) practical and mature business judgment.  The criteria are not exhaustive and the independent directors and the full Board of Directors may consider other qualifications and attributes they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors.  The independent directors seek to assemble a board of directors that brings a variety of perspectives and skills derived from high-quality business and professional experience.

Board Diversity

In identifying nominees, the independent directors do not have a formal policy regarding the consideration of gender, race, religion, and other traits typically associated with the term “diversity.” As described in “Director Qualifications” above and “Identification and Evaluation of Nominees” below, the independent directors consider it important that the Board be composed of directors with a diverse range of experience, areas of expertise and skills, but has not adopted any formal policy.

Identification and Evaluation of Nominees

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from our current directors and management as well as input from third parties, including executive search firms retained by the Board of Directors.  The independent directors will obtain background information about candidates, which may include information from questionnaires and background and reference checks, and will then interview qualified candidates.  Our other directors will also have an opportunity to meet and interview qualified candidates.  The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board of Directors.

Shareholder Nominations

The independent directors may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors through a written notice as described under “Shareholder Proposals” below.  Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the executive officers and directors, and persons who own more than 10% of our common stock (“Reporting Persons”) to file initial reports of ownership and to report changes in ownership in reports filed with the SEC.  Reporting Persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) furnished to us during and with respect to the fiscal year ended June 30, 2011, we believe that during the fiscal year ended June 30, 2011 all Section 16(a) filings applicable to these Reporting Persons were timely filed with the exception of a Form 5 for each of the three independent directors related to their grant of 2,532 shares for their service on the board.  These untimely filings were due to a clerical error.

OTHER BUSINESS

We know of no other matters that will be presented at the Annual Meeting.  If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders in each household.  We will promptly deliver a separate copy of either document to any shareholder upon written request to Investor Relations, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121 or bobc@dynatron.com.

Any shareholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact us at the above address.

SHAREHOLDER PROPOSALS

We must receive proposals intended to be presented at next year’s 2012 Annual Meeting of the Shareholders on or before June 25, 2012, to be considered for inclusion in our Proxy Statement relating to that meeting.  Receipt of a shareholder proposal does not necessarily guarantee that the proposal will be included in the Proxy Statement.  If a shareholder intends to propose any matter for a vote at the Annual Meeting of Shareholders to be held in 2012, but fails to notify us of such intention prior to the date indicated above, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holders, without discussion of the matter in the Proxy Statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

INFORMATION INCORPORATED BY REFERENCE

We are permitted to incorporate by reference information that we file with the SEC.  Accordingly, we incorporate by reference our Annual Report on Form 10-K for the fiscal year ended June 30, 2011, which was filed with the SEC on September 28, 2011, except to the extent information in that report is different from the information contained in this Proxy Statement.

ANNUAL REPORT

We will provide, without charge, to each shareholder to whom this Proxy Statement is delivered, upon written or oral request, a copy of our Annual Report on Form 10-K for the year ended June 30, 2011, including the financial statements, as filed with the SEC.  The requested document will be sent by first class mail or other equally prompt means.  Written or oral requests for such information should be directed to Mr. Bob Cardon, Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

DYNATRONICS CORPORATION
By order of the Board of Directors

/s/ Bob Cardon
Bob Cardon
Vice President of Administration, Secretary, Treasurer